SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                    September 21, 2004 (September 21, 2004)


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                       0-7501                 81-0214117
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 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)

  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)

                                  404-231-8500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2004, we entered into by (1) John Doering, and any group of entities, associates, or partners he may designate ["Doering"] and (2) Ruby Mining Company, d/b/a Admiralty Corporation ["Admiralty"] and Nova Marine Explorations, Inc. ["Nova Marine Explorations"], collectively to be referred to as the Joint Venturers under this EVA, it being understood that the Joint Venturers may collectively agree to assign their rights under this EVA to other entities, associates or partners. Doering and the Joint Venturers shall be hereinafter referred to as "the Parties," and they will form the "Enterprise" under this EVA for the purposes of managing the exploration and recovery of valuable shipwrecks and cargoes and other underwater cultural heritage ("property") at a number of sites, such exploration and recovery to be referred to in this EVA as "the Project".

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         10.2     Enterprise Venture Agreement




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: September 21, 2004                   By    /s/  G. Howard Collingwood
                                                 -------------------------------
                                                 G. Howard Collingwood
                                                 Chairman and CEO








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